Exhibit 10(d)

Letter of Agreement from Yellowstone Corporate Services, Inc. and Jupiter Capital Korea Co. Ltd. to Mr. Mean-Churl Lee dated February 6, 2002 with regard to number of shares to be issued by the Listing Vehicle used for listing of Wink Co. Ltd



February 6, 2002

Mr. Mean Churl Lee
106-69 Daelim Kang Byun Town,
Eungbong-dong Sungdongku, Seoul, Korea,(133-769)


Dear Mr. Lee,

We refer to the Contract for Services entered into by Wink Co. Ltd. ("Wink"), Yellowstone Corporate Services Inc. ("YCSI"), and Jupiter Capital Korea Co. Ltd ("JCK") in September 2001, the rights and obligations of which were assigned to you by Wink on February 6, 2002.

Pursuant to Clause 4 of the above-mentioned Contract for Services YCSI and JCK shall receive a total of 842,105 shares of a Listing Vehicles for being the Joint Project Manager for provision of services stipulated under this contract.

We hereby confirm we agree that YCSI and JCK shall only be entitled to 795,406 shares of the Listing Vehicle and that the distribution of these shares is as follow :-

   Name of entity        Date shares        Number of     Consideration
                         issued/to be        shares
                            issued
-------------------------------------------------------------------------
Jupiter Capital        January 8, 2002       200,000        USD200.00
Korea Co. Ltd.
-------------------------------------------------------------------------
Jupiter Capital        January 8, 2002        30,000        USD200.00
Limited.
-------------------------------------------------------------------------
Harold P. Gewerter     February 11, 2002      50,000         USD50.00
Esq. Ltd
-------------------------------------------------------------------------
Yellowstone            Upon effectiveness    515,406        USD515.41
Corporate Services,    of    registration
Inc. for               statements
distribution to its    registering  these
stockholders           shares with the US
                       Securities     and
                       Exchange
                       Commission
-------------------------------------------------------------------------


We understand that you undertake to cause the Listing Vehicle to register the 515,406 shares of its common stock to be sold to Yellowstone Corporate Services, Inc. with the United States Securities and Exchange Commission ("SEC"), and that this sale will only be completed upon the registration is declared effective by the SEC.

For and on behalf of             For and on behalf of
YELLOWSTONE CORPORATE SERVICES,  Jupiter Capital Korea Co. Ltd.
INC.

/s/ King K. Yu                   /s/ Chang-Suk Kim
-------------------------------  -------------------------------
King K. Yu                       Chang-Suk Kim
Director & President             Chief Executive Officer

Accepted by:

/s/ Mean-Churl Lee                                     2/6/2002
-------------------------------                  ---------------
Mean-Churl Lee                                           Date